                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                DECEMBER 30, 2010
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State or other jurisdiction)    (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)

                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended tosimultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                   Failure to Satisfy a Continued Listing Rule or Standard

On December 30, 2010, Alanco Technologies, Inc. (“the Company”) announced that the Company received a Letter of Reprimand from Nasdaq on December 28, 2010 concerning Nasdaq’s belief that the Company has failed to maintain a majority of independent directors on its Board of Directors in violation of Nasdaq Rule 5605(b)(1).  The Company has until its next Annual Meeting of Shareholders anticipated to occur in April 2011 to regain compliance with Nasdaq Rule 5605(b)(1).

Item 9.01

Exhibit 99.1                                Press Release dated December 30, 2010, titled “Alanco Receives NASDAQ Determination”

                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              ALANCO TECHNOLOGIES, INC.
Date: December 30, 2010                                           By: /s/John A Carlson
                                                               -------------------
                                                              Chief Financial Officer